Summary Prospectus, Statutory Prospectus and Statement of Additional Information Supplement dated December 9, 2021
Important Notice Regarding Changes in Fund Name, Corresponding Investment Policy, Portfolio Managers and Benchmark for Invesco International Growth Fund
The purpose of this supplement is to provide you notice of changes to the current Prospectuses and Statement of Additional Information (“SAI”) of Invesco International Growth Fund.You should read this supplement in conjunction with the Summary Prospectus, Statutory Prospectus and Statement of Additional Information and retain it for future reference.
Effective December 9, 2021, Matthew Dennis no longer serves as Portfolio Manager of the Fund. All references to Mr. Dennis in the Summary and Statutory Prospectuses and Statement of Additional Information are hereby removed.
At a board meeting held November 29 – December 1, 2021, the Board of Trustees of AIM International Mutual Funds (Invesco International Mutual Funds) approved a change to the name and corresponding investment policy of Invesco International Growth Fund (the “Fund”).
Effective on or about February 28, 2022, the Fund’s Summary and Statutory Prospectuses and SAI will be revised to reflect the following:
1. The Fund will be renamed “Invesco EQV International Equity Fund.”
2. The following or similar information will replace in its entirety the first sentence of the first paragraph under the heading “Fund Summary – Principal Investment Strategies of the Fund” and the first sentence of the second paragraph under the heading “Investment Objective(s), Strategies, Risks and Portfolio Holdings – Objective(s) and Strategies” in the prospectuses:
The Fund invests, under normal circumstances, at least 80% of its net assets, plus borrowings for investment purposes, in equity securities, and in derivatives and other instruments that have economic characteristics similar to such securities. The Fund invests primarily in equity securities (including depositary receipts) of foreign issuers.
3. The following or similar information will replace in its entirety the second sentence of the second paragraph under the heading “Fund Summary – Principal Investment Strategies of the Fund” and the second sentence of the third paragraph under the heading “Investment Objective(s), Strategies, Risks and Portfolio Holdings – Objective(s) and Strategies” in the prospectuses:
The Fund may also invest up to 1.25 times the amount of the exposure to emerging markets countries in the MSCI All Country World ex-USA® Index.
4. The following paragraph will be added to the “Principal Investment Strategies of the Fund” and “Objective(s) and Strategies” sections of the Summary and Statutory Prospectuses:
The portfolio managers’ strategy primarily focuses on identifying issuers that they believe have a strong “EQV” profile. The portfolio managers’ EQV investment approach focuses on Earnings, demonstrated by sustainable earnings growth; Quality, demonstrated by efficient capital allocation; and Value, demonstrated by attractive prices.
5. The Custom Invesco International Growth Index will be removed as the Fund’s style-specific benchmark and the Lipper International Large-Cap Growth Funds Index will be removed as the Fund’s peer group benchmark.
6. The following will be added as paragraph (8)(e) under the heading “DESCRIPTION OF THE FUNDS AND THEIR INVESTMENT RISKS – Fund Policies – Non-Fundamental Restrictions” in the SAI:
Invesco EQV International Equity Fund invests, under normal circumstances, at least 80% of its net assets, plus borrowings for investment purposes, in equity securities.
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